__________________________________________________________________________



                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  November 20, 1997


                             CLAYTON HOMES, INC.
                       VANDERBILT MORTGAGE AND FINANCE, INC.
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            (Exact name of registrant as specified in its charter)


  Clayton Homes, Inc. - Del.
  Vanderbilt - Tennessee             333-14033             62-0997810
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(State or Other Jurisdiction       (Commission         (I.R.S. Employer
     of Incorporation)              File Number)        Identification No.)


4726 Airport Highway
Louisville, Tennessee                             37777
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(Address of Principal                             (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code (423) 970-7200
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
Item 5.  Other Events.
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Incorporation of Certain Documents by Reference
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     Pursuant to Rule 411 of Regulation  C under the Securities Act of  1933,
Vanderbilt  Mortgage  and   Finance,  Inc.  and  Clayton  Homes,   Inc.  (the
"Registrant") will incorporate by reference the financial statements of Clayton Homes, Inc., into the Registrant's registration statement (File No.
333-14033).   In  connection  with  the incorporation  of  such documents  by reference, the Registrant is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in such prospectus
supplement.   The consent of Coopers & Lybrand  is attached hereto as Exhibit
1.

Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
          ------------------------


(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibit:

     1.   Consent of Coopers & Lybrand L.L.P.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


VANDERBILT MORTGAGE AND FINANCE, INC.



By:   /s/ David R. Jordan
    -------------------------
    Name:  David R. Jordan
    Title: Vice President



CLAYTON HOMES, INC.



By:  /s/ Kevin T. Clayton
    --------------------------
    Name: Kevin T. Clayton
    Title: President



Dated:  November 20, 1997

                                Exhibit Index
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Exhibit                                           Page
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1.   Consent of Coopers & Lybrand L.L.P.           6

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                     ----------------------------------



We consent to the incorporation by reference in the registration statement on Form S-3 of Vanderbilt Mortgage and Finance, Inc. and Clayton Homes, Inc. of our report dated August 12, 1997, on our audits of the consolidated financial statements of Clayton Homes, Inc. as of June 30, 1997 and 1996, and for each of the three years in the period ended June 30, 1997. We also consent to the reference to our Firm under the caption "Experts".


                         /s/ Coopers & Lybrand L.L.P.

                         COOPERS & LYBRAND L.L.P.

Knoxville, Tennessee

November 20, 1997